ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-1 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996
--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                             1,634,565.64
 2 Total Actual Interest Collections                                700,630.74
 3 Additional Proceeds                                                    0.00
                                                                  ------------
 4 Aggregate Amount Received:                                     2,335,196.38
   Monthly Advance
 5   Delinquent Interest                                             11,878.96
 6   Compensating Interest                                            7,849.71
 7   Amounts Held for Future Distributions                                0.00
                                                                  ------------
 8 Available Remittance Amount:                                   2,354,925.05

 9 Less: Service Fees                                                40,227.65
10 Less: Expense Account Deposit:                                     1,825.71
11 Plus:  Cross Collateral Deposit                                        0.00
                                                                  ------------
12 Adjusted Remittance Amount:                                    2,312,871.69

   Remaining Amount Available:
13   Adjusted Remittance Amount                                   2,312,871.69
14   Insured Payments                                                     0.00
15   Cross Collateral Withdrawal                                          0.00
16   Insurance Account Deposit @ 13 bp                                8,096.32
        the Ending Principal balance
17   Class Remittance Amounts                                     2,304,775.37
18   Non-Recoverable Advances Not
        Previously Reimbursed                                             0.00
                                                                  ------------
19 Total Remaining Amount Available:                                      0.00
                                                                  ============
   Amount of Reimbursements Pursuant to Sec. 5.04
20   Servicing Fee                                                        0.00
21   Monthly Advances and Servicer Advances                               0.00
22   Other Mortgage Payments                                              0.00
23   Interest Earned on P&I Deposits                                      0.00
24   Additional Servicing Compensation                                    0.00
--------------------------------------------------------------------------------

                                     1 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-1 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996

------------------------------------------------------------------------------------------------------------------------------------

                                        Total           Class A1       Class A2       Class A3     Class A4      Class A5    Class R
                                        -----           --------       --------       --------     --------      --------    -------
25 Number of Loans                            1264
26 Opening Loan balance              76,369,807.34   15,371,665.03  34,998,934.11  7,499,771.60  9,999,695.46  8,499,741.14
27 Additional Principal Reduction     1,706,786.50    1,706,786.50           0.00          0.00          0.00          0.00
28 Realized Losses, LTD                       0.00            0.00           0.00          0.00          0.00          0.00
29 Carryforward amount                        0.00            0.00           0.00          0.00          0.00          0.00
                                     -------------   -------------  -------------  ------------  ------------  ------------
30 Opening Class Principal Balance   74,663,020.84   13,664,878.53  34,998,934.11  7,499,771.60  9,999,695.46  8,499,741.14
31   Pool Factor per Loan Balance       92.0118161%     18.5200783%    42.1673905%    9.0358694%   12.0478259%   10.2406520%
32   Factor per Class Balance           89.9554469%     16.4637091%    42.1673905%    9.0358694%   12.0478259%   10.2406520%
33 Excess Spread                              0.00                                                                              0.00
34 Additional Principal due Class A     233,891.59      233,891.59
35 Cross Collateral Deposit                   0.00            0.00
36 Cross Collateral Withdrawal                0.00                                                                              0.00
37 Interest Remittance @ Class Yield    436,318.14       74,245.84     199,493.92     44,498.64     62,831.42     55,248.32

   Principal Reductions:
38   Prepayments--Number                        21              21
39   Prepayments--Dollar              1,574,342.97    1,574,342.97           0.00          0.00          0.00          0.00
40   Net Liquidation Proceeds                 0.00            0.00           0.00          0.00          0.00          0.00
41   Curtailments                             0.00            0.00           0.00          0.00          0.00          0.00
42   Normal and Excess Payments          60,222.67       60,222.67           0.00          0.00          0.00          0.00
                                     -------------   -------------  -------------  ------------  ------------  ------------
43 Total Principal Remittance         1,634,565.64    1,634,565.64           0.00          0.00          0.00          0.00
44 Additional Principal Reduction       233,891.59      233,891.59           0.00          0.00          0.00          0.00
                                     -------------   -------------  -------------  ------------  ------------  ------------
45 Total Remittance                   2,304,775.37    1,942,703.07     199,493.92     44,498.64     62,831.42     55,248.32     0.00
                                     =============   =============   ============   ===========  ============  ============     ====
46   Current Month Realized
       Loss--Number                              0              0
47   Current Month Realized
       Loss--Dollar                           0.00           0.00

   Class Principal Balance
     Reconciliation
48 Number of Loans                            1243
49   Loan balance                    74,735,241.70   13,737,099.39  34,998,934.11  7,499,771.60  9,999,695.46  8,499,741.14
50   Additional Principal
       Reduction, LTD                 1,940,678.09    1,940,678.09           0.00          0.00          0.00          0.00
51   Realized Losses, LTD                     0.00            0.00           0.00          0.00          0.00          0.00
                                     -------------   -------------  -------------  ------------  ------------  ------------
52 Ending Class Principal Balance    72,794,563.61   11,796,421.30  34,998,934.11  7,499,771.60  9,999,695.46  8,499,741.14
53 Class Factor per Loan Balance        90.0424600%     16.5507222%    42.1673905%    9.0358694%   12.0478259%   10.2406520%
54 Class Factor per Class Balance       87.7042935%     14.2125558%    42.1673905%    9.0358694%   12.0478259%   10.2406520%
                                     =============   =============   ============   ===========  ============  ============

--------------------------------------------------------------------------------
                                     2 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-1 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996

------------------------------------------------------------------------------------------------------------------------------------

                                                Total          Class A1       Class A2     Class A3       Class A4      Class A5
                                               ------          --------       --------     --------       --------      --------
55 Weighted Note Rate--THIS remittance          11.33784%
56 Weighted Note Rate--NEXT remittance          11.32614%
57   Pass-Through Rate--THIS remittance                             6.520%         6.840%        7.120%        7.540%         7.800%
58 Weighted Average Remaining Term                217.53
59 Original Pool--Principal Balance        52,491,569.72    13,913,428.12  22,134,999.28  4,743,214.13   6,324,285.51  5,375,642.68
60 Original Pool--Pre-Funding Account      30,508,430.28     8,086,571.88  12,865,000.72  2,756,785.87   3,675,714.49  3,124,357.32
61 Original Pool--Additional Principal
     Reduction                                      0.00             0.00           0.00          0.00           0.00          0.00
                                           -------------    -------------  -------------  ------------  -------------  ------------
62 Original Pool Total                     83,000,000.00    22,000,000.00  35,000,000.00  7,500,000.00  10,000,000.00  8,500,000.00
63 Original Pool--Number of Loans               864

------------------------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization
     Reconciliation
                                            Beginning of
                                                Month        Current Month  End of Month
                                            ------------     -------------  ------------
64 Additional Principal Reduction, LTD      1,706,786.50       233,891.59   1,940,678.09
65 Cross Collateral Deposit, LTD                    0.00             0.00           0.00
66 Less:  Realized Losses, LTD                      0.00             0.00           0.00
                                            ------------      -----------   ------------
67 Overcollateralization of Principal       1,706,786.50       233,891.59   1,940,678.09
                                            ============       ==========   ============

68 Base Overcollateralization Requirement                                   4,150,000.00

69 Required Overcollateralization Amount                                    4,150,000.00

   Current Month Subordinated Amount        Beginning of
                                               Month          Current Month  End of Month
                                            ------------      -------------  ------------
70 Original Subordinated Amount             8,798,000.00              N/A   8,798,000.00
71 Less: Cumulative Realized Losses                 0.00             0.00           0.00
72 Plus: Cumulative Additional Proceeds             0.00             0.00           0.00
                                            ------------      -----------  -------------
73 Current Subordinated Amount              8,798,000.00                    8,798,000.00
                                            ============      ===========   ============
   Nonrecoverable Advance Reconciliation
74 Beginning of Month                                                0.00
75 Current Month Unpaid Nonrecoverable
     Advance                                                         0.00
76 Less: Current Month Reimbursement                                 0.00
                                                              -----------
77 End of Month                                                      0.07
                                                              ===========


--------------------------------------------------------------------------------
                                     3 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996 Lee Servicing Company reports the following information pertaining to Series 1996-1 Sub-Pool 1 for November 25, 1996, the
                                Remittance date.

                       Due period ended: November 1, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                            Class            Class          Class           Class         Class
                                                             A1                A2             A3             A4            A5
                                                           ------            -----          -----           -----         -----
78 Total Class Principal--Original
     Pool                             $83,000,000.00   $22,000,000.00  $35,000,000.00   $7,500,000.00  $10,000,000.00  $8,500,000.00
79 Interest Remittance Amount             436,318.14        74,245.84      199,493.92       44,498.64       62,831.42      55,248.32
80 Interest Rate Factor/1000                5.256845         3.374811        5.699826        5.933152        6.283142       6.499802

81 Total Principal Collections          1,634,565.64     1,634,565.64            0.00            0.00            0.00           0.00
82 Additional Principal Reduction         233,891.59       233,891.59            0.00            0.00            0.00           0.00
                                      --------------   --------------  --------------   -------------  -------------- --------------
83 Principal Remittance Amount          1,868,457.23     1,868,457.23            0.00            0.00            0.00           0.00
84 Principal Payment Factor/1000           22.511533        84.929874        0.000000        0.000000        0.000000       0.000000
85 Principal Factor                       877.042935       536.200968      999.969546      999.969546      999.969546     999.969546

86 Prior Month Principal Factor           899.554468       621.130842      999.969546      999.969546      999.969546     999.969546

--------------------------------------------------------------------------------
                                     4 of 4

                           ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement dated as of March 22,
               1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996
-------------------------------------------------------------------------------

 1 Total Actual Principal Collections                            2,778,657.64
 2 Total Actual Interest Collections                               600,874.97
 3 Additional Proceeds                                                   0.00
                                                                 ------------
 4 Total Collections                                             3,379,532.61

   Monthly Advance
 5   Delinquent Interest                                            55,680.58
 6   Compensating Interest                                          13,491.85
 7   Amounts Held for Future Distributions                               0.00
 8   Supplemental Interest                                               0.00
                                                                 ------------
 9 Available Remittance Amount:                                  3,448,705.04

10 Less:  Service Fees                                              35,838.58
11 Less:  Expense Account Deposit                                    1,681.08
12 Cross Collateral Deposit                                               0.0
                                                                 ------------
13 Adjusted Remittance Amount:                                   3,411,185.38

   Remaining Amount Available:
14   Adjusted Remittance Amount                                  3,411,185.38
15   Insured Payments                                                    0.00
16   Cross Collateral Withdrawal                                   185,963.18
17   Insurance Account Deposit @ 13bp                                7,714.23
        the ending Class A P-balance
18   Class Remittance Amounts                                    3,217,507.97
19   Non-Recoverable Advances Not
       Previously Reimbursed                                             0.00
                                                                 ------------
20 Total Remaining Amount Available:                                     0.00
                                                                 ============
   Amount of Reimbursements Pursuant to Sec. 5.04
21   Servicing Fee                                                       0.00
22   Monthly Advances and Servicer Advances                              0.00
23   Other Mortgage Payments                                             0.00
24   Interest Earned on P&I Deposits                                     0.00
25   Additional Servicing Compensation                                   0.00
--------------------------------------------------------------------------------

                                     1 of 4

                           ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement dated as of March 22,
               1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996



------------------------------------------------------------------------------------------------------
                                                        Total              Class 2-A           Class R
                                                        -----              ---------           -------
26 Number of Loans                                             647
27 Opening Loan Balance                              73,986,946.48       73,986,946.48
28 Additional Principal Reduction, LTD                3,965,107.58        3,965,107.58
29 Realized Losses, LTD                                       0.00                0.00
30 Carryforward Amount                                        0.00                0.00
                                                     -------------       -------------
31 Opening Class Principal Balance                   70,021,838.90       70,021,838.90
32   Pool Factor per Loan Balance                       89.1408994%         89.1408994%
33   Factor per Class Balance                           84.3636613%         84.3636613%
34 Excess Spread                                        185,963.18                             185,963.18
35 Additional Principal due Class A                      93,049.42           93,049.42
36 Cross Collateral Deposit                                   0.00                0.00
37 Cross Collateral Withdrawal                          185,963.18                             185,963.18
38 Interest Remittance                                  345,800.91          345,800.91
   Principal Reductions:
39   Prepayments--Number                                        25                  25
40   Prepayments--Dollar                              2,750,497.91        2,750,497.91
41   Net Liquidation Proceeds                                 0.00                0.00
42   Curtailments                                             0.00                0.00
43   Normal and Excess Payments                          28,159.73           28,159.73
                                                     -------------       -------------         ----------
44 Total Principal Remittance                         2,778,657.64        2,778,657.64
45 Additional Principal Reduction                        93,049.42           93,049.42
                                                     -------------       -------------         ----------
46 Total Remittance                                   3,217,507.97        3,217,507.97               0.00
                                                     =============       =============         ==========
47 Carryforward Amount                                        0.00
48 Current Month Realized Loss--Number                           0                   0
49 Current Month Realized Loss--Dollar                        0.00                0.00
   Class Principal Balance--End of Month
50                           Number of Loans        #          622
51 Closing Loan Balance                              71,208,288.84       71,208,288.84
52 Additional Principal Reduction, LTD                4,058,157.00        4,058,157.00
53 Realized Losses, LTD                                       0.00                0.00
54 Carryforward Amount                                        0.00                0.00
                                                     -------------       -------------
55 Closing Class A Principal Balance                 67,150,131.84       67,150,131.84
56 Class Factor per Loan Balance                        85.7931191%         85.7931191%
57 Class Factor per Class Balance                       80.9037733%         80.9037733%
----------------------------------------------------------------------------------------------------------

                                     2 of 4

                           ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement dated as of March 22,
               1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996

-----------------------------------------------------------------------------------------------------------------

                                                                 Total             Class A1
                                                                 -----             --------
58 Weighted Note Rate--THIS Remittance:                          10.93955%
59 Weighted Note Rate--NEXT Remittance:                          10.95260%

60 Pass-Through Rate:                                             5.73500%            5.73500%

61 Related Remittance Period                                    25-Oct-96        thru                   24-Nov-96

62 Days in Related Period:                                          31

63 Weighted Average Remaining Term                                 351.29

64 Original Pool--Principal Balance                         57,027,110.90       57,027,110.90
65 Original Pool--Pre-Funding Account                       28,407,783.59       28,407,783.59
66 Original Pool--Additional Principal Reduction             2,434,894.49        2,434,894.49
                                                            -------------       -------------
67 Original Pool Total                                      83,000,000.00       83,000,000.00
68 Original Pool--Number of Loans                                31

-----------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
                                                          Beginning of Month      Current Month      End of Month
                                                          ------------------      -------------      ------------
69 Additional Principal Reduction, LTD                       3,965,107.58           93,049.42        4,058,157.00
70 Cross Collateral Deposit, LTD                                     0.00                0.00                0.00
71 Less:  Realized Losses, LTD                                       0.00                0.00                0.00
                                                             ------------         -----------        ------------
72 Overcollateralization of Principal                        3,965,107.58           93,049.42        4,058,157.00
                                                             ============           =========        ============
73 Base Overcollateralization Requirement                                                            4,058,157.00

   Current Month Subordinated Amount                      Beginning of Month      Current Month      End of Month
                                                          ------------------      -------------      ------------
74 Original Subordinated Amount                              9,269,686.00          N/A               9,269,686.00
75 Less:  Cumulative Realized Losses                                 0.00                0.00                0.00
76 Plus:  Cumulative Additional Proceeds                             0.00                0.00                0.00
                                                             ------------         -----------        ------------
77 Current Subordinated Amount                               9,269,686.00                            9,269,686.00
                                                             ============         ===========        ============
   Nonrecoverable Advance Reconciliation
78 Beginning of Month                                                0.00
79 Current Month Unpaid Nonrecoverable Advance                       0.00
80 Less: Current Month Reimbursement                                 0.00
                                                             ------------
81 End of Month                                                      0.00
                                                             ============
-----------------------------------------------------------------------------------------------------------------

                                     3 of 4

                           ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2


     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 01, 1996 and the Insurance Agreement dated as of March 22,
               1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for November 25, 1996, the
                                Remittance date.

                         Period Ended: November 1, 1996
-------------------------------------------------------------------------------
                                                                      Class
                                                   Total                A1
                                                   -----              -----

82 Total Class Principal--Original Pool       $83,000,000.00      $83,000,000.00
83 Interest Remittance Amount                     345,800.91          345,800.91
84 Interest Rate Factor/1000                       4.166276            4.166276

85 Total Principal Collections                  2,778,657.64        2,778,657.64
86 Additional Principal Reduction                  93,049.42           93,049.42
                                              --------------      --------------
87 Principal Remittance Amount                  2,871,707.06        2,871,707.06
88 Principal Payment Factor/1000                   34.598880           34.598880
89 Principal Factor                               809.037733          809.037733

90 Prior Month Principal Factors                  843.636613          843.636613

-------------------------------------------------------------------------------
                                     4 of 4